UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2024

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	001-34198	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7078 Shady Oak Road
 Eden Prairie, Minnesota, 55344
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (952) 820-2518

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	STKL	The Nasdaq Stock Market LLC
Common Shares	SOY	The Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 12, 2024, the employment of Chad Hagen, Chief Customer Officer of SunOpta Inc. (the "Company"), was terminated effective immediately.

In connection with Mr. Hagen's separation from the Company, the Company entered into a Separation Agreement and Full and Final Release (the "Separation Agreement") with Mr. Hagen, entitling him to receive: Severance pay in the total gross amount of $175,000 to be paid in a lump sum; if Mr. Hagen elects COBRA, the Company will pay the employer portion and COBRA fees for medical and dental coverage for up to three (3) months; and the vesting of 36,667 unvested Restricted Stock Units. The Company will apply standard tax and other applicable withholdings to payments made to Mr. Hagen. The Company also will pay Mr. Hagen accrued but unused vacation, regardless of whether Mr. Hagen signed the Separation Agreement. Mr. Hagen's right to receive the consideration and benefits is contingent upon Mr. Hagen agreeing to (and not revoking) a release of claims against the Company; to that end, the Separation Agreement contains a release and waiver of claims for the benefit of the Company, pursuant to which Mr. Hagen agrees to release the Company and certain other parties from any and all claims, charges, causes of action and damages arising on or prior to his execution of the Separation Agreement. Mr. Hagen shall have the right to revoke the Separation Agreement by giving written notice to the Company within seven (7) days after signing the Separation Agreement. In the event of any such revocation, the Separation Agreement will no longer be effective and Mr. Hagen will not receive the payment and benefits listed above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.1	Separation Agreement and Full and Final Release, by and between SunOpta Inc. and Chad Hagen, dated as of December 18, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By	/s/ Jill Barnett

Jill Barnett
Chief Administrative Officer

Date	December 18, 2024